Exhibit 99.1

Follow-on Offering of Common Shares 1,900,000 Shares March 2015 Ticker: EGBN www.eaglebankcorp.com

1 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions, including those discussed under the caption “Risk Factors” in the Company’s Annual Report filed on Form 10-K for the year ended December 31, 2014 which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. Free Writing Prospectus Statement The Company has filed a registration statement (including a prospectus and a related prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Sandler O’Neill & Partners, L.P. toll free at (866) 805-4128.

2 Offering Terms Issuer: Eagle Bancorp, Inc. Type of Offering: Follow-on Public Offering Type of Security: Common Stock Ticker Symbol: EGBN Exchange: The NASDAQ Capital Market Shares Issued: 1,900,000 Common Shares Over-Allotment Option: 15% Use of Proceeds: General corporate purposes, including but not limited to: payment of the redemption price (including any accrued but unpaid dividends) to the date of redemption of the $71.9 million liquidation amount of EGBN’s outstanding Senior Perpetual Non-Cumulative Preferred Stock, Series B and C, issued to the U.S. Secretary of Treasury pursuant to the Small Business Lending Fund Program, prior to the dividend rate increasing to 9% in January 2016; and to support organic growth, de novo branching and opportunistic acquisitions. Sole Book-Running Manager: Sandler O'Neill + Partners, L.P.

3 Company Overview Eagle Bancorp, Inc. is a growth-oriented community bank headquartered in Bethesda, Maryland Focused on the Washington, DC metropolitan area, with 22 branches (1) Commercially-oriented business model with deep relationships of loans, core deposits and related products #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area Largest market capitalization of any community bank based in the Washington, DC metropolitan area Largest and most profitable bank headquartered and operating in the state of Maryland NOTE: (1) Ballston branch expected to close in 2015. Financial data at December 31, 2014. Deposit market share data as of June 30, 2014 has been adjusted for all merger and acquisition activity.

4 Investment Highlights Focused on Profitability and Balanced Financial Performance Strong Net Interest Margin = 4.44% Clean Asset Quality: NPAs/Assets = 0.68% Low Charge-Off History: NCOs/Average Loans = 0.17% Driven by Long-Term, Deep Customer Relationships Demonstrated Consistent Organic Growth Strategic Geographic Market Positioning Dedicated Board Focused on Vision Proven Ability to Evaluate and Execute Acquisitions NOTE: Financial data at or for the twelve months ended December 31, 2014.

Experienced Senior Management Team Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 28 17 Robert P. Pincus Vice Chairman 42 7 Susan G. Riel Sr. EVP & COO - EagleBank 39 17 James H. Langmead EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 44 10 Laurence E. Bensignor EVP & General Counsel 5 5 Charles C. Brockett EVP & Director of Operations 26 1 Michael T. Flynn EVP & COO - Eagle Bancorp 44 11 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 30 4 Steve Reeder EVP & Chief Deposit Officer 20 2 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 30 1 Janice L. Williams EVP & Chief Credit Officer 21 12 5

6 Summary Statistics NOTE: Data at December 31, 2014 unless otherwise noted. (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 34 - 36. Total Assets: $5.2 billion Total Loans: $4.3 billion Total Deposits: $4.3 billion Tangible Common Equity: $439.0 million (1) Tangible Book Value per Common Share: $14.56 (1) Shares Outstanding: 30,139,396 SBLF Preferred: (1% Dividend Rate, until January, 2016) $71.9 million Market Capitalization (at close February 27, 2015): $1.12 billion Insider Ownership: 10.7% Institutional Ownership: 57% Member of Russell 2000 Yes

EagleBank Branch Locations Bethesda Tyson's Corner Montgomery County Prince George’s County Fairfax County Loudoun County Washington, DC Reston Merrifield I-270 I-95 I-495 US 50 I-95 I-495 I-66 I-495 Branch System Virginia 10 Maryland 7 Washington, DC 5 Total 22 NOTE: Branch Totals as of December 31, 2014. Ballston Branch expected to close in 2015. Arlington Alexandria 7

Deposit Market Share

(Dollars in thousands)

Washington, DC Metropolitan Area							
Rank	Local Community Banks	Company Name	Branches	June 30, 2013 Balance	June 30, 2014 Balance	Annual Growth	2014 Market Share
1		Wells Fargo & Co.	124	$21,404,970	$22,746,582	6.3%	16.8%
2		Bank of America Corp.	111	17,440,485	20,398,034	17.0%	15.1%
3		Capital One Financial Corp.	134	20,049,961	20,189,216	0.7%	14.9%
4		SunTrust Banks Inc.	118	13,896,473	14,844,169	6.8%	11.0%
5		BB&T Corp.	108	8,638,808	9,159,238	6.0%	6.8%
6		PNC Financial Services Group Inc.	112	8,054,028	8,290,310	2.9%	6.1%
7		Citigroup Inc.	37	6,506,783	6,178,320	-5.0%	4.6%
8	**1**	**Eagle Bancorp Inc.**	**22**	**3,633,920**	**4,164,327**	**14.6%**	**3.1%**
9		United Bankshares Inc.	39	3,850,565	3,821,961	-0.7%	2.8%
10		HSBC Holdings Plc	12	3,270,777	3,334,324	0.8%	2.5%
11		M&T Bank Corp.	56	3,194,510	3,225,179	1.0%	2.4%
12	2	Cardinal Financial Corp.	27	2,189,683	2,213,272	1.1%	1.6%
13	3	Sandy Spring Bancorp Inc.	29	2,120,945	2,196,379	3.6%	1.6%
14		Toronto-Dominion Bank	36	1,754,303	2,173,212	23.9%	1.6%
15	4	Burke & Herbert Bank & Trust Co.	20	1,975,976	1,949,937	-1.3%	1.4%
16	5	WashingtonFirst Bankshares Inc.	14	1,023,329	1,094,151	6.9%	0.8%
17		Middleburg Financial Corp.	7	831,784	876,353	5.4%	0.6%
18	7	Bank of Georgetown	11	772,085	834,397	8.1%	0.6%
19	8	Access National Corp.	4	598,640	749,709	25.2%	0.6%
20	9	Congressional Bancshares Inc.	10	678,682	674,282	-0.6%	0.5%
		All Other Market Participants	111	6,285,670	6,288,862	0.1%	4.6%
		Market Total	**1,142**	**$128,172,377**	**$135,402,214**	**5.6%**	**100.0%**

Ranks 1–7 combined market share: 75.2%

NOTE: Washington, D.C. Metro Area defined as: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2014 and adjusted for all merger and acquisition activity.

8

Performance vs. Peer Group NOTE: (1) Please refer to the Peer Group shown on page 31. Key ratios represent the Peer Group median value for the period shown. (2) Operating data includes adjustments to eliminate merger related expenses associated with the acquisition of Virginia Heritage Bank. (3) The Virginia Heritage Bank loan portfolio acquired was marked to fair value in accordance with purchase accounting rules. (4) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34. EGBN Peer Group (1) Key Ratios (Years Ended December 31) 2012 2013 2014 2014 Net Interest Margin 4.32% 4.30% 4.44% 3.83% Efficiency Ratio 51.40% 49.90% 48.28% (2) 56.44% NPAs + 90 Days Past Due/Total Assets 1.06% 0.90% 0.68% 0.56% Allowance Loan Losses/Gross Loans 1.50% 1.39% 1.07% (3) 1.08% Reserve/NPLs (Coverage Ratio) 122.19% 165.66% 205.30% 125.30% Net Charge-Offs to Average Loans 0.37% 0.23% 0.17% 0.16% Tangible Common Equity/Tangible Assets (4) 8.50% 8.86% 8.54% 8.25% Return on Average Assets 1.18% 1.37% 1.40% (2) 1.22% Return on Average Common Equity 14.14% 14.60% 14.38% (2) 11.57% Earnings Per Share (Diluted) $1.46 $1.76 $2.08 (2) N/A 9

Consistent Balance Sheet Growth $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 Millions of Dollars 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 Total Assets (1) Please refer to the Peer Group shown on page 31. Compound annual growth rate calculated off Peer Group median values for the periods shown. (2) Q3 2011 excludes the “settlement deposit.” (2) 10

$0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 Thousands of Dollars 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 Net Income Available to Common TARP Dividend SBLF Dividend Consistent Net Income Growth (1) Please refer to the Peer Group shown on page 31. Compound annual growth rate calculated off Peer Group median values for the periods shown. $14,727 11

Net Interest Margin NOTE: Please refer to the Peer Group shown on page 31. Represent Peer Group median values for the periods shown. 4.09% 3.99% 4.32% 4.30% 4.44% 4.00% 3.87% 3.86% 3.80% 3.83% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 4.60% 2010 2011 2012 2013 2014 EGBN Peer Group 12

Yields and Cost of Funds NOTE: Please refer to the Peer Group shown on page 31. Represent Peer Group median values for the periods shown. SOURCE: SNL Financial 5.15% 4.80% 4.81% 4.67% 4.77% 5.06% 4.78% 4.43% 4.25% 4.10% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 2010 2011 2012 2013 2014 Yield on Average Earning Assets EGBN Peer Group 1.06% 0.81% 0.49% 0.37% 0.33% 1.23% 0.91% 0.62% 0.46% 0.41% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 2010 2011 2012 2013 2014 Cost of Funds EGBN Peer Group 13 5.87% 5.80% 5.68% 5.51% 5.37% 5.79% 5.66% 5.32% 5.00% 4.91% 4.40% 4.60% 4.80% 5.00% 5.20% 5.40% 5.60% 5.80% 6.00% 2010 2011 2012 2013 2014 Yield on Loans EGBN Peer Group

Earnings per Share $0.70 $1.04 $1.46 $1.76 $1.95 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2010 2011 2012 2013 2014 EPS (Reported) EPS (Operating) $2.08 NOTE: For Operating EPS in 2014, please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 33 - 34. 14

Tangible Book Value per Share $8.21 $9.38 $11.47 $12.89 $14.56 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2010 2011 2012 2013 2014 NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34. 15

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 33 - 34. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. 16

Consistently Improving Efficiency Ratio Note: Please refer to the Peer Group shown on page 31. Represent Peer Group median values for the periods shown. (1) See Non-GAAP reconciliation on pages 33 - 34. Source: SNL Financial 59% 56% 51% 50% 48% 59% 57% 60% 59% 56% 40% 45% 50% 55% 60% 65% 2010 2011 2012 2013 2014 (1) EGBN Peer Group 17

Moderate Interest Rate Risk Position

Interest Rate Risk Indicators ....and Trends

	Dec. 2013	Mar. 2014	Jun. 2014	Sep. 2014	**Dec. 2014**
Repricing Duration of Assets and Liabilities (months)					
Investments	50	50	49	49	**49**
Loans	26	26	26	26	**27**
Deposits	32	32	33	33	**34**
Borrowings	16	17	17	43	**30**
Interest Rate Shock Analysis					
SHORT TERM EFFECTS (dollars in thousands)					
Net Interest Income - Flat balance Sheet	$ 146,422	$ 150,320	$ 160,149	$ 163,756	**$ 202,091**
Net Interest Income - + 100 basis point shock	$ 143,418	$ 146,451	$ 155,518	$ 160,097	**$ 197,675**
Percentage Change	-2.1%	-2.6%	-2.9%	-2.2%	**-2.2%**
Net Interest Income - + 200 basis point shock	$ 144,773	$ 147,301	$ 156,090	$ 161,663	**$ 199,613**
Percentage Change	-1.1%	-2.0%	-2.5%	-1.3%	**-1.2%**
Net Interest Income - + 300 basis point shock	$ 148,470	$ 150,319	$ 158,846	$ 165,031	**$ 203,701**
Percentage Change	1.4%	0.0%	-0.8%	0.8%	**0.8%**
Net Interest Income - + 400 basis point shock	$ 152,069	$ 153,261	$ 161,283	$ 168,060	**$ 207,441**
Percentage Change	3.9%	2.0%	0.7%	2.6%	**2.6%**
Net Interest Income - - 100 basis point shock	$ 141,639	$ 146,060	$ 155,965	$ 159,402	**$ 200,680**
Percentage Change	-3.3%	-2.8%	-2.6%	-2.7%	**-0.7%**
Net Interest Income - - 200 basis point shock	$ 137,192	$ 142,002	$ 152,313	$ 155,134	**$ 196,217**
Percentage Change	-6.3%	-5.5%	-4.9%	-5.3%	**-2.9%**

- Both assets and liabilities remain short with repricing durations at 27 months on loans and 34 months on deposits
- Largely as a result of the floors on loans, a 100 bps shock increase would decrease Net Interest Income by about $4.4 million or -2.2% on a **static** balance sheet over a 12 month period

Source: FTN Quarterly IRR Report
(1) Note that net interest margin numbers are being shown net of deferred fees and costs.

18

(1) Core deposits include CDAR’s and ICS reciprocal deposits. Commercial focus drives growth of Noninterest Bearing Demand accounts Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits Deposit Composition and Growth (Dollar Values in Thousands) Annual Growth Rate % of % of Organic Total Deposit Type Balance Total Balance Total % % Noninterest Bearing $849,408 26.3% $1,175,799 27.3% 22.4% 38.4% Interest Bearing Transaction 118,580 3.7% 143,628 3.3% 16.1% 21.1% Core Savings & Money Market (1) 1,591,471 49.3% 1,994,480 46.3% 20.6% 25.3% Core CD's (1) 255,580 7.9% 501,743 11.6% (11.7%) 96.3% Wholesale Money Market 219,617 6.8% 308,119 7.2% 1.9% 40.3% Wholesale CD's 190,756 5.9% 186,997 4.3% (43.2%) (2.0%) Total Deposits $3,225,414 100.0% $4,310,768 100.0% 13.3% 33.7% As of December 31, 2013 As of December 31, 2014 19

Balanced Loan and Deposit Growth $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $ in Billions Total Loans Total Deposits 20 (1) Q3 2011 excludes the “settlement deposit.”

Detail of Loan Portfolio

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$290,738	$73,984	$11,712	$157,728	$121,465	$21,998	$46,629	$59,278	$9,775	$793,307	18.4%
Prince George's	60,843	38,688	441	173,570	29,345	5,841	1,386	2,297	8,592	321,003	7.4%
Other MD	52,814	32,719	4,414	326,174	64,785	31,849	14,569	6,902	11,354	545,580	12.7%
Washington, DC	238,004	125,483	16,089	556,046	244,592	31,624	47,750	22,808	3,559	1,285,955	29.8%
Virginia											
Alexandria	16,440	8,158	-	26,534	17,006	-	833	2,255	2,489	73,715	1.7%
Arlington	17,785	527	-	26,664	32,229	-	1,258	2,132	1,698	82,293	1.9%
Fairfax	135,620	65,871	11,482	179,775	80,150	22,566	14,852	16,101	16,244	542,661	12.6%
Loudoun	36,969	43,061	-	20,893	21,020	-	2,690	4,101	10,875	139,609	3.2%
Prince William	12,552	16,926	606	74,822	3,443	5,696	282	1,704	9,621	125,652	2.9%
Other VA	18,727	47,456	13,288	92,641	33,080	12,163	1,718	2,671	31,787	253,531	5.9%
Other USA	35,734	8,708	-	68,324	7,898	6,683	16,051	2,287	3,408	149,093	3.5%
Total	$916,226	$461,581	$58,032	$1,703,171	$655,013	$138,420	$148,018	$122,536	$109,402	$4,312,399	100.0%
% of Total	21.2%	10.7%	1.3%	39.7%	15.2%	3.2%	3.4%	2.8%	2.5%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: At December 31, 2014

21

CRE Risk Management Executive & Board Level Oversight of Approval Process Disciplined Underwriting Proactive Portfolio Management Quarterly Stress Testing of Portfolio Quarterly Independent Credit Review Dedicated Special Assets Team 22

Credit Quality Trends (1) The Virginia Heritage Bank loan portfolio acquired was marked to fair value in accordance with purchase accounting. (Dollars Values in Thousands) At or for the Year Ended December 31, 2010 2011 2012 2013 2014 Gross Loans $1,675,500 $2,056,256 $2,493,095 $2,945,158 $4,312,399 30-89 Days Past Due $33,591 $28,131 $19,927 $17,143 $15,771 Nonperforming Assets: Nonaccrual $25,287 $32,794 $30,684 $24,702 $22,443 90 or More Days Past Due - - - - - Total Nonperforming Loans (NPLs) $25,287 $32,794 $30,684 $24,702 $22,443 Other Real Estate Owned (OREO) 6,701 3,225 5,299 9,225 13,224 Total Nonperforming Assets $31,988 $36,019 $35,983 $33,927 $35,667 Performing Restructured Loans (TDRs) $4,432 $13,873 $15,313 $7,944 $13,502 NPAs/Assets 1.53% 1.27% 1.06% 0.90% 0.68% NPAs+TDRs/Assets 1.74% 1.76% 1.50% 1.11% 0.94% Reserves $24,754 $29,653 $37,492 $40,921 $46,075 Reserves/Loans 1.48% 1.44% 1.50% 1.39% 1.07% (1) Reserves/NPLs (Coverage Ratio) 97.89% 90.42% 122.19% 165.66% 205.30% Charge-Offs $5,173 $6,084 $8,351 $6,173 $5,725 NCOs/Average Loans 0.35% 0.32% 0.37% 0.23% 0.17% 23

Consistent Asset Quality Total Loans ($mms) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Dec - 10 Mar- 11 Jun- 11 Sep- 11 Dec - 11 Mar- 12 Jun- 12 Sep- 12 Dec- 12 Mar- 13 Jun- 13 Sep- 13 Dec- 13 Mar- 14 Jun- 14 Sep- 14 Dec- 14 Total Loans ($) NPA's (%) Charge Offs (%) Net Charge-Off History for the periods ended December 31, 2014 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.03% 0.06% Owner Occupied CRE 0.11% 0.12% Construction and Land 0.34% 0.41% Commercial & Industrial 0.42% 0.48% (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2009 $133,671 1.50% 0.42% 2010 $276,189 1.53% 0.35% 2011 $380,756 1.27% 0.32% 2012 $436,839 1.06% 0.37% 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 24

Capital Strength

(Dollars Values in Thousands)	December 31,				
	2010	2011	2012	2013	2014
Total Assets	$2,089,370	$2,831,255	$3,409,441	$3,771,503	$5,247,880
Total Stockholders Equity	$204,716	$266,711	$349,976	$393,863	$620,759
Total Common Stockholders Equity	$182,134	$210,111	$293,376	$337,263	$548,859
Tier 1 Leverage Ratio	9.32%	8.21%	10.44%	10.93%	10.69%
Tangible Common Equity Ratio (1)	8.53%	7.29%	8.50%	8.86%	8.54%
Tier 1 Risk Based Capital Ratio	9.91%	10.33%	10.80%	11.53%	10.39%
Total Risk Based Capital Ratio	11.64%	11.84%	12.20%	13.01%	12.97%
Tangible Book Value Per Share	$8.21	$9.38	$11.47	$12.89	$14.56

- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012
- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December 2009.
- $15.3 million of SBLF Preferred Stock assumed in October 2014
- $56.6 million of SBLF Preferred Stock placed in July 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation in the appendices on pages 32 - 34.

25

Key Success Factors Building and maintaining core relationships o Cross sales o Focus on key customers Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits Built and preserved a strong capital position and balance sheet o Seven capital raising events since August 2008 o 24 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position 26

Key Success Factors (continued) Disciplined ALCO process Maintained focus on areas of strength o Concentration on core geographic markets and products Built the proper infrastructure to support the increased volume of business and regulation Comprehensive Management and Board level reporting Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low average turnover rate 27

EagleBank Growth Strategy Continue Integration of Virginia Heritage Bank Acquisition Profitability • Pricing discipline to sustain Net Interest Margin • Diligent expense control to maintain Efficiency Ratio Maintain Credit Quality Emphasis on Organic Growth • Only 3.1% deposit market share in DC Metro Area after Virginia Heritage Bank acquisition • Significant opportunities to expand relationships, particularly in Northern Virginia • Attract new relationships and develop cross sell opportunities Improve Growth of Noninterest Income Components of Revenue • SBA guaranteed loans, residential mortgage origination, treasury management services, insurance 28

50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 2/27/2010 2/27/2011 2/27/2012 2/26/2013 2/26/2014 2/26/2015 Total Return Performance Eagle Bancorp, Inc. NASDAQ Bank Index NASDAQ Stock Market Index - (U.S. Companies) S&P 500 Stock Price Performance 1 Year 3 Year 5 Year EGBN 8.5% 149.5% 249.0% NASDAQ Bank Stock Index 2.2% 49.7% 48.9% NASDAQ Stock Market Index 14.9% 67.5% 121.8% S & P 500 Index 13.5% 54.1% 90.5% EGBN Stock Price Performance SOURCE: SNL Financial, Chart and calculations as of close of trading on February 27, 2015 29 2/27/2015

Appendices 30

Peer Group

Financial Data as of or for the Period Ending December 31, 2014
Pricing Data as of February 24, 2015

Company	City, State	Ticker	Total Assets ($mm)	Capital Position: TCE/ TA (%)	Capital Position: Leverage Ratio (%)	Capital Position: Total RBC Ratio (%)	LTM Profitability: ROAA (%)	LTM Profitability: ROACE (%)	LTM Profitability: Net Interest Margin (%)	LTM Profitability: Efficiency Ratio (%)	Asset Quality: LLR/ Gross Loans (%)	Asset Quality: LLR/ NPLs (%)	Asset Quality: NPAs[1]/ Total Assets (%)	Asset Quality: NCOs/ Avg. Loans (%)	Valuation: Price/ Tang. Book Value (%)	Valuation: Price/ LTM EPS (x)	Valuation: Price/ 2015 Est. EPS (x)	Valuation: Price/ 2016 Est. EPS (x)	Valuation: Current Dividend Yield (%)	Valuation: LTM Dividend Ratio (%)	Valuation: Market Value ($mm)
Community Bank System Inc.	De Witt, NY	CBU	7,489	8.46	9.96	18.14	1.23	9.7	3.91	57.9	1.07	183.1	0.30	0.15	228	16.0	16.1	15.6	3.4	52.3	1,449
Sterling Bancorp	Montebello, NY	STL	7,425	7.76	8.21	11.10	0.83	6.2	3.75	56.5	0.87	60.4	0.70	0.16	213	20.0	14.8	13.1	2.0	40.6	1,255
Home BancShares Inc.	Conway, AR	HOMB	7,403	9.48	10.22	13.39	1.63	12.3	5.37	41.2	1.09	106.6	0.56	0.19	322	18.8	15.9	14.8	1.6	20.6	2,154
CVB Financial Corp.	Ontario, CA	CVBF	7,378	10.97	10.71	18.52	1.45	12.5	3.62	43.9	1.57	69.5	0.51	(0.02)	207	16.0	15.7	14.9	2.6	40.8	1,659
Park National Corp.	Newark, OH	PRK	7,003	9.04	9.44	15.76	1.22	12.3	3.55	64.2	1.13	46.6	1.76	(0.05)	212	15.8	16.4	15.7	4.4	68.9	1,329
Boston Private Financial	Boston, MA	BPFH	6,798	7.63	9.50	14.50	1.11	10.4	2.98	68.1	1.44	129.4	0.66	(0.11)	223	15.8	15.2	13.9	2.9	40.5	1,035
Bank of the Ozarks Inc.	Little Rock, AR	OZRK	6,766	12.05	12.97	13.03	2.01	15.1	5.52	40.2	1.03	227.8	0.56	0.15	362	23.9	18.5	15.8	1.4	30.9	3,145
Independent Bank Corp.	Rockland, MA	INDB	6,365	7.44	8.84	12.47	0.95	9.7	3.45	63.0	1.11	83.3	0.60	0.17	218	16.8	15.7	14.3	2.3	38.6	1,089
WesBanco Inc.	Wheeling, WV	WSBC	6,297	7.84	9.88	14.81	1.12	9.0	3.61	59.4	1.09	92.2	0.70	0.23	205	13.8	13.3	12.1	2.8	36.8	1,282
Pinnacle Financial Partners	Nashville, TN	PNFP	6,018	9.64	11.30	13.40	1.24	9.2	3.75	54.7	1.46	268.2	0.47	0.10	261	20.3	16.8	14.8	1.2	15.9	1,457
First Financial Bankshares	Abilene, TX	FFIN	5,848	10.19	9.89	17.16	1.65	14.0	4.20	48.4	1.25	180.3	0.36	0.06	294	19.4	17.8	16.5	2.1	39.6	1,725
Renasant Corp.	Tupelo, MS	RNST	5,805	7.52	9.53	13.54	1.02	8.6	4.12	63.8	1.05	121.6	0.83	0.31	217	15.2	13.6	11.7	2.4	36.2	899
Tompkins Financial Corporation	Ithaca, NY	TMP	5,270	7.68	8.75	13.60	1.03	10.8	3.57	64.2	0.85	129.0	0.53	0.04	207	15.3	15.2	14.7	3.2	46.6	792
BofI Holding Inc.	San Diego, CA	BOFI	5,195	8.57	8.84	15.71	1.56	18.2	3.93	34.4	0.52	65.5	0.69	0.03	306	19.9	17.9	13.9	NA	0.0	1,372
Westamerica Bancorp.	San Rafael, CA	WABC	5,036	7.97	8.12	14.54	1.22	11.6	3.70	50.2	1.85	136.9	0.47	0.17	286	18.7	19.0	18.4	3.5	65.5	1,116
S&T Bancorp Inc.	Indiana, PA	STBA	4,965	9.04	9.80	14.27	1.22	9.7	3.50	58.3	1.24	96.9	0.25	0.00	202	14.9	15.2	12.7	2.5	34.9	863
Simmons First National Corp.	Pine Bluff, AR	SFNC	4,643	7.77	8.77	14.50	0.80	8.1	4.47	69.9	1.09	210.1	1.23	0.24	205	19.1	13.0	11.8	2.3	41.7	728
Independent Bk Group Inc.	McKinney, TX	IBTX	4,133	7.07	8.15	12.59	0.87	6.9	4.19	56.4	0.58	201.0	0.17	0.03	225	19.7	13.8	11.5	0.9	13.0	620
ServisFirst Bancshares Inc.	Birmingham, AL	SFBS	4,099	8.95	9.91	13.38	1.39	16.2	3.68	40.6	1.06	204.5	0.39	0.17	212	15.0	13.9	11.9	0.6	7.2	780
Ameris Bancorp	Moultrie, GA	ABCB	4,038	7.42	8.97	13.44	1.03	11.7	4.59	67.8	0.72	38.5	2.17	0.25	239	18.0	13.5	10.5	0.8	10.3	843
Washington Trust Bancorp Inc.	Westerly, RI	WASH	3,587	8.04	9.14	12.56	1.23	11.9	3.28	57.7	0.96	100.2	0.48	0.07	223	15.7	14.3	13.6	3.4	50.6	633
City Holding Co.	Charleston, WV	CHCO	3,461	9.37	9.91	14.21	1.56	13.2	3.98	53.2	0.76	52.7	0.68	0.17	220	13.7	14.2	14.0	3.5	47.3	700
Southside Bancshares Inc.[3]	Tyler, TX	SBSI	3,368	8.04	10.15	21.73	1.07	13.7	3.92	52.4	0.91	147.9	0.16	1.48	209	15.2	15.9	13.1	3.1	47.3	718
Square 1 Financial Inc.	Durham, NC	SQBK	3,095	9.77	9.71	14.95	1.25	12.7	4.06	49.6	1.70	193.4	0.56	0.68	250	22.2	21.0	18.1	NA	0.0	668
		High	7,489	12.05	12.97	21.73	2.01	18.2	5.52	69.9	1.85	268.2	2.17	1.48	362	23.9	21.0	18.4	4.4	68.9	3,145
		Low	3,095	7.07	8.12	11.10	0.80	6.2	2.98	34.4	0.52	38.5	0.16	(0.11)	202	13.7	13.0	10.5	0.6	0.0	620
		Mean	5,478	8.65	9.61	14.64	1.24	11.4	3.95	54.8	1.10	131.1	0.66	0.19	240	17.5	15.7	14.1	2.4	34.4	1,180
		Median	5,537	8.25	9.62	14.24	1.22	11.6	3.83	56.4	1.08	125.3	0.56	0.16	222	16.4	15.5	13.9	2.4	39.1	1,062
Eagle Bancorp Inc	**Bethesda, MD**	**EGBN**	**5,248**	**8.54**	**10.69**	**12.97**	**1.40**	**14.4**	**4.44**	**48.3**	**1.07**	**205.3**	**0.68**	**0.17**	**249**	**18.6**	**15.2**	**13.7**	**0.0**	**0.0**	**1,095**
	Ranking out of 25:		**14**	**12**	**4**	**21**	**7**	**4**	**5**	**6**	**14**	**4**	**18**	**14**	**8**	**11**	**14**	**15**	**23**	**23**	**12**

NOTE: Peer Group includes all publicly-traded banks Nationwide with $2.5 billion to $7.5 billion in assets that trade at 200% of tangible book value or higher. Prior quarter or prior quarter LTM used when current data is unavailable. (1) Nonperforming assets are defined as nonaccrual loans, real estate owned and repossessed assets as a percent of total assets.
SOURCE: SNL Financial

31

Non-GAAP Reconciliation (Dollar Values in Thousands, except per share data) December 31, 2010 2011 2012 2013 2014 Common stockholders' equity 182,134 $ 210,111 $ 293,376 $ 337,263 $ 548,859 $ Less: Intangible assets (4,188) (4,145) (3,785) (3,510) (109,908) Tangible common equity 177,946 $ 205,966 $ 289,591 $ 333,753 $ 438,951 $ Book value per common share 8.41 $ 9.57 $ 11.62 $ 13.03 $ 18.21 $ Less: Intangible book value per common share (0.20) (0.19) (0.15) (0.14) (3.65) Tangible book value per common share 8.21 $ 9.38 $ 11.47 $ 12.89 $ 14.56 $ Total assets 2,089,370 $ 2,831,255 $ 3,409,441 $ 3,771,503 $ 5,247,880 $ Less: Intangible assets (4,188) (4,145) (3,785) (3,510) (109,908) Tangible assets 2,085,182 $ 2,827,110 $ 3,405,656 $ 3,767,993 $ 5,137,972 $ Tangible common equity/Tangible Assets 8.53% 7.29% 8.50% 8.86% 8.54% 32

GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) Twelve Months Ended Three Months Ended December 31, 2014 December 31, 2014 Net income 54,258 $ 14,727 $ Adjustments to net income Merger-related expenses, net of tax 3,472 2,173 Operating net income 57,730 $ 16,900 $ Net income available to common shareholders 53,644 $ 14,547 $ Adjustments to net income available to common shareholders Merger-related expenses, net of tax 3,472 2,173 Operating earnings 57,116 $ 16,720 $ Earnings per weighted average common share, basic 2.01 $ 0.51 $ Adjustments to earnings per weighted average common share, basic Merger-related expenses, net of tax 0.13 0.08 Operating earnings per weighted average common share, basic 2.14 $ 0.59 $ Earnings per weighted average common share, diluted 1.95 $ 0.49 $ Adjustments to earnings per weighted average common share, diluted Merger-related expenses, net of tax 0.13 0.07 Operating earnings per weighted average common share, diluted 2.08 $ 0.56 $ Summary Operating Results: Noninterest expense 99,728 $ 29,352 $ Merger-related expenses 4,699 3,239 Adjusted noninterest expense 95,029 $ 26,113 $ Adjusted efficiency ratio 48.28% 45.71% Adjusted noninterest expense as a % of average assets 2.30% 2.14% Return on average assets Net income 54,258 $ 14,727 $ Adjustments to net income Merger-related expenses, net of tax 3,472 2,173 Operating net income 57,730 $ 16,900 $ Adjusted return on average assets 1.40% 1.38% Return on average common equity Net income available to common shareholders 53,644 $ 14,547 $ Adjustments to net income available to common shareholders Merger-related expenses, net of tax 3,472 2,173 Operating earnings 57,116 $ 16,720 $ Adjusted return on average common equity 14.38% 13.43% Non-GAAP Reconciliation 33

(2) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. (1) The reported figure includes the effect of $4.7 million and $3.2 million of merger related expenses ($3.5 million and $2.2 million net of tax) for the twelve and three months ended December 31, 2014. As the magnitude of the merger expenses distorts the operational results of the Company, we present in the GAAP reconciliation below and in the accompanying text certain performance ratios excluding the effect of the merger expenses during the twelve and three months periods ended December 31, 2014. We believe this information is important to enable shareholders and other interested parties to assess the core operational performance of the Company. Non-GAAP Reconciliation Footnotes 34

35 Market Information –Washington, DC MSA Population 6.2 Million 5th largest market in the U.S. Employment 3.1 Million 18,900 new jobs created in last year Employment growth driven by private sector, 179,000 new private sector jobs over last four years Unemployment rate of 4.5% vs. US average of 5.4% (Dec. 2014) Gross Regional Product (GRP) $449 Billion 5th largest regional economy in the U.S. 24.0% growth in GRP over the last 9 years Federal Government Spending is 30.0% of GRP Highest median household income of any major U.S. market SOURCE: Greater Washington Board of Trade 2013 Regional Report, Center for Regional Analysis, George Mason University

36 Other 8.9% Non-Local Business 10.6% Associations 2.2% Hospitality 3.6% International 4.9% Other Federal 13.7% Federal Procurement 16.3% Local Business 39.9% Greater Washington Economy NOTE: Other includes Health Care/Education and Media SOURCE: The Wall Street Journal, George Mason University - Center for Regional Analysis Total Federal Spending = 30% of GRP GRP Contribution by Sub-market Gross Regional Product $449 Billion Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0%

Loan Portfolio and Growth (Dollar Values in Thousands) Annual Growth % of % of Organic Total Loan Portfolio by Type Balance Total Balance Total Growth Growth Commercial and Industrial $694,350 23.6% $916,226 21.2% $143,174 $221,876 Owner Occupied 317,491 10.8% 461,581 10.7% 114,676 144,090 Owner Occupied-Const. 34,659 1.2% 58,032 1.3% 12,414 23,373 Sub-total Owner Occupied 352,150 12.0% 519,613 12.0% 127,090 167,463 Income Producing CRE 1,119,800 38.0% 1,703,171 39.5% 177,258 583,371 Construction 413,268 14.0% 655,013 15.2% 129,402 241,745 Land 160,899 5.5% 138,420 3.2% (43,972) (22,479) Sub-total Land and Construction 574,167 19.5% 793,433 18.4% 85,430 219,266 Residential Mortgage 90,418 3.1% 148,018 3.4% 41,540 57,600 Home Equity 110,242 3.7% 122,536 2.8% (1,618) 12,294 Other Consumer 4,031 0.1% 109,402 2.5% (4,031) 105,371 Gross Loans $2,945,158 100.0% $4,312,399 100.0% $568,843 $1,367,241 Growth (%) 19.3% 46.4% As of December 31, 2013 As of December 31, 2014 37

Geographic Detail - Income Producing CRE NOTE: At December 31, 2014 Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County (Dollar Values in Thousands) Single Redevel./ Office Multi- & 1-4 Mixed County Retail Condo Fami ly Family Use Hotel Industrial Other TOTAL Maryland Montgomery $39,697 $28,693 $3,045 $23,243 $36,796 $0 $3,400 $22,854 $157,728 Prince George's 41,362 27,697 15,795 10,539 9,853 19,221 27,306 21,797 173,570 Other MD 121,719 47,549 24,988 18,846 16,345 42,013 19,124 35,590 326,174 Washington, DC 77,103 64,762 163,438 57,947 22,722 33,128 2,105 134,841 556,046 Virginia Alexandria $3,898 $12,740 $0 $1,403 $1,856 $0 $6,637 $0 $26,534 Arlington 425 1,843 7,017 6,830 6,943 0 0 3,606 26,664 Fairfax 46,901 72,871 1,037 17,759 1,755 0 918 38,534 179,775 Loudoun 6,482 1,456 0 2,375 0 0 404 10,176 20,893 Prince William 26,111 11,426 0 661 9,041 0 3,099 24,484 74,822 Other VA 33,685 16,808 14,118 6,248 5,157 2,226 0 14,399 92,641 Other USA 17,169 13,423 0 9,038 303 8,407 2,279 17,705 68,324 Total $414,552 $299,268 $229,438 $154,889 $110,771 $104,995 $65,272 $323,986 $1,703,171 % of Total 24.3% 17.6% 13.5% 9.1% 6.5% 6.2% 3.8% 19.0% 100.0% 38

Geographic Detail – Construction NOTE: At December 31, 2014 Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County Recognized expertise in Single Family and Condo construction lending Portfolio is diversified among collateral types (Dollar Values in Thousands) Single & 1-4 Multi- Residential Redevel./ Mixed County Family Office Family Condo Retail Use Hotel Other TOTAL Maryland Montgomery $45,410 $56,295 $0 $3,125 $0 $0 $12,505 $4,130 $121,465 Prince George's 1,809 10,500 0 0 7,978 0 0 9,058 29,345 Other MD 5,442 0 13,127 0 6,389 1,648 27,531 10,648 64,785 Washington, DC 56,721 3,788 73,110 51,063 17,630 34,674 0 7,606 244,592 Virginia Alexandria 5,029 0 0 0 11,977 0 0 0 17,006 Arlington 25,603 0 0 6,626 0 0 0 0 32,229 Fairfax 50,400 21,226 0 0 532 4,500 0 3,492 80,150 Loudoun 3,615 10,375 0 0 4,645 2,385 0 0 21,020 Prince William 999 2,444 0 0 0 0 0 0 3,443 Other VA 2,994 11,472 935 1,402 442 0 0 15,835 33,080 Other USA 6,121 0 335 0 959 483 0 0 7,898 Total $204,143 $116,100 $87,507 $62,216 $50,552 $43,690 $40,036 $50,769 $655,013 % of Total 31.2% 17.7% 13.4% 9.5% 7.7% 6.7% 6.1% 7.8% 100.0% 39

Loan Portfolio by Risk Rating Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm (Dollar Values in Thousands) Loan Portfolio as of: % of % of Risk Rating Balance Loans Balance Loans 1000 - Prime $2,447 0.1% $14,803 0.3% 2000 - Excellent 239,914 8.1% 270,980 6.3% 3000 - Good 1,222,103 41.5% 1,557,055 36.1% 4000 - Acceptable 1,000,354 34.0% 1,694,386 39.3% 5000 - Acceptable with Risk 356,412 12.1% 665,523 15.4% 6000 - Watch 38,828 1.3% 46,038 1.1% 7000 - Special Mention 50,503 1.7% 18,306 0.4% 8000 - Substandard 34,597 1.2% 45,310 1.1% 9000 - Doubtful - 0.0% - 0.0% 9999 - Loss - 0.0% - 0.0% $2,945,158 100.0% $4,312,399 100.0% 12/31/2014 12/31/2013 1000 - Prime 0.3% 2000 - Excellent 6.3% 3000 - Good 36.1% 4000 - Acceptable 39.3% 5000 - Acceptable with Risk 15.4% 6000 - Watch 1.1% 7000 - Special Mention 0.4% 8000 - Substandard 1.1% 9000 - Doubtful 0.0% 9999 - Loss 0.0% 40

 Portfolio has $4.4 million of net unrealized gains at December 31, 2014 No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs Average life of portfolio is 4.0 years Excludes Federal Reserve and Federal Home Loan Bank stock No use of derivatives for hedging Conservative Securities Portfolio (Dollar Values in Thousands) December 31, 2014 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $29,434 $500 $40 $29,894 7.8% Mortgage Backed Securites - GSEs 241,120 1,716 2,516 240,320 63.8% Municipal Bonds 106,983 4,850 121 111,712 28.3% Other Equity Investments 396 21 - 417 0.1% Total Securities $377,933 $7,087 $2,677 $382,343 100.0% December 31, 2013 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $46,640 $843 $148 $47,335 12.2% Mortgage Backed Securites - GSEs 234,206 1,143 6,675 228,674 61.0% Municipal Bonds 102,423 2,017 2,700 101,740 26.7% Other Equity Investments 396 - 12 384 0.1% Total Securities $383,665 $4,003 $9,535 $378,133 100.0% 41

 “Top Investment Idea” Recommendation 2012 “Sm-All Stars” Designation 2011, 2013 & 2014 Designated as a “Grower” Bank 2012 Honor Roll of Community Banks 2010-2013 Ranked among Top 50 Best Performing Community Banks in the U.S. 2011, 2012 & 2013 Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Community Bankers Cup Award 2012 & 2013 Nationally Recognized Financial Performance 50 Fastest Growing Companies 2010-2013 Independent Community Bankers of America 42

Highly Regarded by Bank Rating Firms FIRM BANK RATING 283/300 Green - *** BAUERFINANCIAL, INC BBB+ 43

Experienced Management Team Ronald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year” by Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation (“Fidelity”) and its wholly owned subsidiary, Fidelity & Trust Bank (“F&T Bank”), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Served as DC Metro Regional Executive for Sovran Bank from 1986 to 1991. In 2003 Mr. Pincus was elected to the Washington Business Hall of fame. He has served on the Board of Directors of 3 public companies and over 25 non-profit organizations. He was named Greater Washington Entrepreneur of the Year and was elected to the Washington Business Hall of Fame in 1998. Mr. Pincus is a member of the board of directors of Comstock Homebuilding Companies, Inc. 44

Experienced Management Team Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry. James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore. Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. 45

Experienced Management Team Charles C. Brockett, EVP & Director of Operations Mr. Brockett joined EagleBank in October of 2014 though our merger with Virginia Heritage Bank where he had served as Chief Financial Officer since 2005 and Chief Operating Officer since 2010 and was also a Director. Prior to his tenure at Virginia Heritage Bank, Mr. Brocket was the Managing Partner of Enterprise Financial Consulting, a Northern Virginia based consulting firm. He had previously served in multiple management positions, including Chief Financial Officer, and on the Board of First Commercial Bank in Arlington, Virginia. Mr. Brockett is a CPA, licensed in the Commonwealth of Virginia. Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.& EVP, EagleBank Mr. Flynn has been with EagleBank for 10 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He previously served as President of EagleBank. He has over 40 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions in retail banking, commercial lending and private banking functions for Bank of America and predecessor companies in the Washington metropolitan area. Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers. 46

Experienced Management Team Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area. Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America. Steve Reeder, EVP, Chief Deposit Officer Mr. Reeder, Executive Vice President and Chief Deposit Officer, joined EagleBank in February 2014. Previously, he held a similar leadership position at Virginia Commerce Bank for over eight years. Prior to that, Mr. Reeder was a Senior Vice President at BB&T in Northern Virginia, where, following its acquisition of First Virginia Bank, he had a combined 15 years of service. Mr. Reeder has over 26 years of experience in the banking industry in the Washington, DC metropolitan area. 47